                                                                    Exhibit 99.1

                                 AMENDMENT NO. 1

     This AMENDMENT NO. 1 dated as of August 6, 2003 (this "Amendment"), among JohnsonDiversey, Inc., a Delaware corporation (the "Company"), JohnsonDiversey Canada, Inc., an Ontario corporation (the "Canadian Borrower"), Johnson Diversey Holdings II B.V., a Dutch corporation (the "Euro Borrower"), and Johnson Professional Co., Ltd, a Japanese corporation (the "Japanese Borrower" and, with the Company, the Canadian Borrower and the Euro Borrower, collectively, the "Borrowers"), JohnsonDiversey Holdings, Inc., a Delaware corporation ("Holdings"), and Citicorp USA, Inc., as Administrative Agent (as defined below) on behalf each Lender executing a Lender Consent (as defined below) amends certain provisions of the Credit Agreement, dated as of May 3, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, Citicorp USA, Inc., as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the "Administrative Agent"), Goldman Sachs Credit Partners L.P., as Syndication Agent for the Lenders and the Issuers, and Bank One NA, ABN Amro Bank N.V., Royal Bank of Scotland plc, New York Branch, and General Electric Capital Corporation as Co-Documentation Agents for the lenders and issuers.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement;

     WHEREAS, the Borrowers and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;

     WHEREAS, pursuant to Section 11.1(a) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein; provided that the amendments set forth in Section 2.1 (Applicable Margin) below shall also require the consent of each Lender in respect of which the rate of interest on any Loan or Reimbursement Obligations outstanding to such Lender is being decreased by the terms of this Agreement and the amendments relating to the refinancing of the Tranche C Loan shall also require the consent of each Tranche C Lender (in each case, such Lenders, the "Affected Lenders").

     NOW, THEREFORE, in consideration of the above premises, the Borrowers and the Administrative Agent, at the direction of the Lenders constituting the Requisite Lenders, and, in the case of Section 2.9 (Tranche C Commitments),
Section 3.1 (The Tranche C Term Loans), 3.2. (Borrowing Procedures for Tranche C Loans), 3.3 (Repayment of Tranche C Term Loans) and Article IX (Amendment To
Schedule I) (collectively, the "Tranche C Amendments") and Section 2.1 (Applicable Margin), below, the applicable Affected Lenders, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                   ARTICLE II
                      AMENDMENT TO ARTICLE I (DEFINITIONS)

     Section 2.1 Applicable Margin. The definition of "Applicable Margin" shall be amended and restated in its entirety as set forth below:

               "Applicable Margin" means (a) with respect to the Tranche A Loans, the Tranche C Loans and the Revolving Loans, a per annum rate equal to the rate set forth below under the applicable type of Loan and opposite the then applicable Leverage Ratio (determined for the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)) set forth below:

---------------------------------------------------------------------------------------------------------------
                           BASE RATE LOANS    BASE RATE LOANS      EUROCURRENCY       EUROCURRENCY
                                                                    RATE LOANS         RATE LOANS
                          (TRANCHE C LOANS    (TRANCHE A LOANS
     LEVERAGE RATIO            AND YEN        AND DOLLAR/ EURO   (TRANCHE C LOANS AND    (TRANCHE A LOANS AND
                           REVOLVING LOANS    REVOLVING LOANS     YEN REVOLVING LOANS        DOLLAR/ EURO
                                ONLY)              ONLY)                 ONLY)          REVOLVING LOANS ONLY)
---------------------------------------------------------------------------------------------------------------
Greater than or equal           1.75%              2.25%                 2.75%                  3.25%
to 2.5 to 1
---------------------------------------------------------------------------------------------------------------
Less than 2.5 to 1              1.50%              1.50%                 2.50%                  2.50%
---------------------------------------------------------------------------------------------------------------


          (b) with respect to Tranche B Dollar Loans maintained as (i) Base Rate Loans, a rate equal to 1.75% per annum and (ii) Eurocurrency Rate Loans, a rate equal to 2.75% per annum, and (c) with respect to Tranche B Euro Loans maintained as (i) Base Rate Loans, a rate equal to 2.25% per annum and (ii) Eurocurrency Rate Loans, a rate equal to 3.25% per annum.

               Subsequent changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective as to all Loans 3 Business Days after delivery by the Company to the Administrative Agent of new financial statements pursuant to Section 6.1(a) (Quarterly Reports) for each of the first three Fiscal Quarters of each Fiscal Year and Section 6.1(b) (Annual Reports) for each Fiscal Year. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), if the Company shall fail to deliver such financial statements within the time periods specified in Section 6.1(a) or (b), as applicable, the Applicable Margin from and including the 49th day after the end of such Fiscal Quarter or the 94th day after the end of such Fiscal Year, as the case may be, to but not including the date the Company delivers to the Administrative Agent such financial statements shall equal the highest possible Applicable Margin provided for by this definition.

     Section 2.2 Base Rate. The definition of "Base Rate" shall be amended and restated in its entirety as set forth below:

               "Base Rate" means

               (a) with respect to Loans made in Dollars, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the highest of the following:

                    (i) the rate of interest announced publicly by Citibank in
               New York, New York, from time to time, as Citibank's base rate;

                    (ii) the sum (adjusted to the nearest .0625% or, if there is no nearest .0625%, to the next higher .0625%) of (A) 0.5% per annum, (B) the rate per annum obtained by dividing (x) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by
               (y) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities consisting of or including (among other liabilities) three-month U.S. dollar nonpersonal time deposits in the United States and (C) the average during such three-week period of the maximum annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits in the United States; and

                    (iii) 0.5% per annum plus the Federal Funds Rate.

               (b) with respect to Loans made in Canadian Dollars, the higher of:

                    (i) the rate determined by the Administrative Agent as the rate displayed at or about 10:30 a.m. (Toronto time) on display page CAPRIME of the Reuters Screen as the prime rate for Loans made in Canadian Dollars by Canadian banks to borrowers in Canada; provided, however, that, if for any reason there is no such rate displayed on the Reuters Screen on such day or if the basis of calculation of such rate is changed after the date hereof and in the reasonable judgment of the Administrative Agent it ceases to reflect each Canadian Lender's cost of funding to the same extent as the date hereof, then such rate shall be the per annum floating rate of interest (commercially known as the "prime rate") established from time to time by three Canadian banks selected by the Administrative Agent as the prime rate they will use to determine the rates of interest on Loans made in Canadian Dollars; and

                    (ii) the sum of (A) the then effective one month
               Eurocurrency Rate for Loans made in Canadian Dollars plus (B) 0.75% per annum.

     Section 2.3 Concentration Account. The definition of "Concentration Account" shall be amended and restated in its entirety as set forth below:

               "Concentration Account" means any Deposit Account (other than payroll, withholding tax and other fiduciary accounts) maintained by any Material Loan Party that maintains, during any calendar month, an average aggregate overnight balance in excess of the Dollar Equivalent of $1,000,000, unless otherwise consented to by the Administrative Agent.

     Section 2.4 Eurocurrency Base Rate. The definition of "Eurocurrency Rate" shall be amended and restated in its entirety as set forth below:

               "Eurocurrency Base Rate" means, with respect to any Interest Period for any Eurocurrency Rate Loan, the rate determined by the Administrative Agent to be the offered rate for deposits in Dollars, Euros or Yen, as applicable, for the applicable Interest Period appearing on the Screen as of 11:00 a.m., local time, on the second full Business Day next preceding the first day of each Interest Period. In the event that such rate does not appear on the Screen, the Eurocurrency Base Rate for the purposes of this definition shall be the Eurocurrency Base Rate for the immediately previous Business Day for which a Eurocurrency Base Rate is appears on the Screen, or, in the absence of such availability, the Eurocurrency Base Rate shall be the rate of interest determined by the Administrative Agent to be the rate per annum at which deposits in Dollars, Euros or Yen, as applicable, are offered by, in the case of Dollars or Euros, the principal office of Citibank in London or, in the case of Yen, the principal office of Citibank in Hong Kong to major banks in the London, Hong Kong or Tokyo (as the case may be) interbank market at 11:00 a.m. Local Time two Business Days before the first day of such Interest Period in an amount substantially equal to the

          Eurocurrency Rate Loan of Citibank for a period equal to such Interest Period.

     Section 2.5 Eurocurrency Rate. The definition of "Eurocurrency Rate" shall be amended and restated in its entirety as set forth below:

               "Eurocurrency Rate" means:

               (a) with respect to Loans denominated in Dollars, Euros or Yen, any Interest Period for any Eurocurrency Rate Loan, an interest rate per annum equal to the rate per annum obtained by dividing (a) the Eurocurrency Base Rate by (b)(i) a percentage equal to 100% minus (ii) the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the Eurocurrency Rate is determined) having a term equal to such Interest Period; and

               (b) with respect to Loans denominated in Canadian Dollars, the rate per annum determined as being the arithmetic average (rounded upwards, if necessary, to the nearest .01%) of the rates quoted for bankers' acceptances having a term equal to the Interest Period selected by the Canadian Borrower in its Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.2 (Borrowing Procedures) or 2.11 (Conversion/Continuation Option) as appear on the Reuters Screen CDOR (Certificate of Deposit Offered Rate) page under the heading CAD-BA-CDOR, as determined as at 10:00 a.m. (Toronto time) on the relevant Business Day (for non-Business Days, and if no CAD-BA-CDOR rate is available for a given Business Day, the CAD-BA-CDOR rate for the immediately previous Business Day for which a CAD-BA-CDOR rate is available shall be used).

     Section 2.6 Interbank Rate. The definition of "Interbank Rate" shall be amended by inserting the words ", Canadian Dollars" immediately after "Euros."

     Section 2.7 Minimum Currency Threshold. The definition of "Minimum Currency Threshold" shall be amended by inserting the following clause at the end thereof, immediately prior to the period:

          and (iv) in the case of Loans denominated in Canadian Dollars, CA$5,000,000 or an integral multiple of CA$1,000,000 in excess thereof.

     Section 2.8 Secured Obligations. The definition of "Secured Obligations" shall be amended and restated in its entirety as set forth below:

          "Secured Obligations" means: (a) in the case of each Borrower, the Obligations of such Borrower, (b) in the case of each Loan Party (including each Borrower), (i) the obligations of such Loan Party under each Guaranty and the other Loan Documents to which it is a party, and (ii) the obligations of such Loan Party under any Hedging Contract entered into with any Lender or any Affiliate thereof in connection herewith, after the Closing Date and prior to the Amendment No. 1 Effective Date, (c) in the case of each Material Loan Party (including each Borrower), (i) the obligations of such Material Loan Party under (A) any Hedging Contract entered into with any Lender or any Affiliate thereof after the Amendment No. 1 Effective Date which Hedging Contract has an original tenor that is not less than six months and (B) any Hedging Contract entered into with any Lender or any Affiliate thereof after the Closing Date in connection herewith, and (ii) any Cash Management Obligations of the Material Loan Parties, and (d) in the case of the Company and solely for the purposes of sharing Collateral with the holders thereof, the Joint Liabilities.

     Section 2.9 Tranche C Commitments. The definition of "Tranche C Commitments"" shall be amended by deleting the last sentence thereof and replacing it with the following sentence:

          The aggregate principal amount of all Tranche C Commitments on the Tranche C Amendment Effective Date shall be CA$30,559,790.79.

     Section 2.10 New Definitions. The following definitions shall be inserted in the correct alphabetical order in Section 1.1:

               "Amendment No. 1" means Amendment No. 1 to the Agreement dated as of August 6, 2003 among the Borrowers, Holdings and the Administrative Agent on behalf each Lender that delivered to the Administrative Agent an executed Acknowledgment and Consent in the form attached as Exhibit B to the Amendment No. 1.

               "Amendment No. 1 Effective Date" means August 6, 2003.

               "Canadian Dollars" and the sign "CA$" each mean the lawful money of Canada.

               "Mandatory Prepayment Account" means a Cash Collateral Account in the name of the Agent in which Net Cash Proceeds shall be held pending application in accordance with Section 2.9 (Mandatory Repayment) or, following an Event of Default, Section 2.13(g) Payments and Computations.

               "Tranche C Amendment Effective Date" shall mean the date on which the Tranche C Amendments (as defined in Amendment No. 1) become effective pursuant to the terms of Amendment No. 1.

     Section 2.11 Loan Document Definitions. The following Section 1.5 (Loan Document Definitions) shall be inserted immediately after Section 1.4 (Certain Terms):

                           Section 1.5 Loan Document Definitions. The parties
                  hereto agree that, unless otherwise defined or stated therein, capitalized terms used in each Loan Document shall have the meanings ascribed to such terms in the Credit Agreement (as may be amended from time to time).

                                  ARTICLE III
                    AMENDMENT TO ARTICLE II (THE FACILITIES)

     Section 3.1 The Tranche C Term Loans. Section 2.1(d) (Commitments) shall be amended and restated in its entirety as follows:

                           (d) Tranche C Term Loan Commitments. On the terms and
                  subject to the conditions contained in this Agreement, each Tranche C Lender severally agrees to make a term loan denominated in Canadian Dollars (each a "Tranche C Loan") to the Canadian Borrower on the Tranche C Amendment Effective Date in an amount not to exceed such Lender's Tranche C Commitment. Amounts of Tranche C Loans repaid or prepaid may not be reborrowed.

     Section 3.2 Borrowing Procedures for Tranche C Loans. Section 2.2(b) (Borrowing Procedures) shall be amended and restated in its entirety as follows:

                           (b) Term Loan Borrowings. All Borrowings of Term
                  Loans shall be made upon receipt of a Notice of Borrowing given by the applicable Borrower to the Administrative Agent not later than 11:00 a.m. (New York Time) (i) on the Closing Date (or, in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date), in the case of a Borrowing of Base Rate Loans and (ii) three Business Days prior to the Closing Date (or, in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date), in the case of a Borrowing of Eurocurrency Rate Loans. The Notice of Borrowing shall specify (A) the Closing Date (or, in the case of the Tranche C Loans made pursuant to Amendment No. 1, the Tranche C Amendment Effective Date), (B) the aggregate amount and, in the case of Tranche B Borrowings, the currency, of such proposed Borrowings (C) whether any portion of the proposed Borrowings will be of Base Rate Loans or Eurocurrency Rate Loans, and (D) the initial Interest Period or Periods for any such Eurocurrency Rate Loans. Term Loans denominated in Dollars or Canadian Dollars shall be made as Base Rate Loans unless (subject to Section 2.14 (Special Provisions Governing Eurocurrency Rate Loans)) the Notice of Borrowing specifies that all or a portion thereof shall be Eurocurrency Rate Loans. Tranche B Euro Loans shall be made as Eurocurrency Rate Loans and shall not be available as Base Rate Loans.

     Section 3.3 Repayment of Tranche C Term Loans. Section 2.6 (e) (Repayment of Loans) shall be amended and restated in its entirety as follows to reflect repayments made through the Amendment Effective Date:

               (e) The Canadian Borrower promises to repay the Tranche C Loans in semi-annual installments payable on each date set forth below, each in an amount equal to the amount set for opposite such date:

                 Date                           Amount of Principal
                                                       (CA$)

   November 3, 2003                                    2,291,984.30
   May 3, 2004                                         2,291,984.30
   November 3, 2004                                    3,055,979.07
   May 3, 2005                                         3,055,979.07
   November 3, 2005                                    3,055,979.07
   May 3, 2006                                         3,055,979.07
   November 3, 2006                                    3,055,979.07
   May 3, 2007                                         3,055,979.07
   November 3, 2007                                    3,819,973.83
   Tranche C Maturity Date                             3,819,973.97

  provided, however, that the Canadian Borrower shall repay the entire unpaid principal amount of the Tranche C Loans on the Tranche C Maturity Date.

Section 3.4 Mandatory Prepayments. Subsection 2.9(a) (Mandatory Repayments) shall be amended and restated in its entirety as set forth below:

                      (a) Upon receipt by:

                         (i) a Borrower or a Domestic Loan Party of Net Cash
                    Proceeds arising from an Asset Sale, or any JD Entity of Net Cash Proceeds arising from a Debt Issuance or repayment of any Intercompany Term Note, the Borrowers shall promptly pay to the Administrative Agent an amount equal to 100% of such Net Cash Proceeds to be held in the Mandatory Prepayment Account;

                         (ii) a JD Entity (that is not a Borrower or a Domestic
                    Loan Party) of Net Cash Proceeds arising from an Asset Sale, the Borrowers shall promptly pay to the Administrative Agent, within fifteen (15) days of receipt thereof, an amount equal to 100% of such Net Cash Proceeds to be held in the Mandatory Prepayment Account;

                         (iii) a JD Entity of Net Cash Proceeds arising from a
                    Property Loss Event, Debt/Cash Balance Adjustment, Working Capital Adjustment, Delayed Closing Adjustment or Acquisition Indemnity Reimbursement, the Borrowers shall promptly pay to the Administrative Agent, within three (3) days of receipt thereof, an amount equal to 100% of such Net Cash Proceeds to be held in the Mandatory Prepayment Account; and

                         (iv) by a JD Entity of Net Cash Proceeds from an Equity
                    Issuance, the Borrowers shall promptly prepay the Loans in an amount equal to (A) 75% of such Net Cash Proceeds if the Leverage Ratio is greater than 3.5 to 1 (determined for the most recent Financial

                  Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)) or
                  (B) 50% of such Net Cash Proceeds if such Leverage Ratio is less than or equal to 3.5 to 1 (determined for the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements));

                           provided, however, that (A) in the case of any Net
                  Cash Proceeds arising from a Reinvestment Event, the Borrowers shall prepay the Loans (or provide cash collateral in respect of Letters of Credit) in an amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Event, if any, on the Reinvestment Prepayment Date with respect to such Reinvestment Event, and (B) except during the continuance of an Event of Default, up to $3,000,000 of Net Cash Proceeds received by the JD Entities from Asset Sales in each Fiscal Year shall be exempt from the provisions of this Section 2.9. All Net Cash Proceeds on deposit in the Mandatory Prepayment Account shall be applied by the Administrative Agent to prepay the Loans (or to provide cash collateral in respect of Letters of Credit) in an amount equal to 100% of such Net Cash Proceeds on the last day of each Interest Period. Any mandatory prepayment pursuant to this clause (a), shall be applied to the Loans by the Administrative Agent in accordance with clause (c) below.

     Section 3.5 Payments and Computations. Section 2.13(b) (Payments and Computations) shall be amended by inserting the words "and Tranche C Loans which are Eurocurrency Rate Loans" immediately after the words "Base Rate Loans".

     Section 3.6 Conversion/Continuation Option; Payments and Computations; Special Provisions Governing Eurocurrency Rate Loans. Sections 2.11(a) and (b) (Conversion/Continuation Option), Section 2.13(d) (Payments and Computations) and Section 2.14(b) and (d)(i) (Special Provisions Governing Eurocurrency Rate Loans) shall each be amended by inserting the words "or Canadian Dollars" immediately after the word "Dollars" wherever it appears within each such Section other than the "Dollars" in the last line of Section 2.14(d)(i) (Special Provisions Governing Eurocurrency Rate Loans).

                                   ARTICLE IV
            AMENDMENT TO ARTICLE IV (REPRESENTATIONS AND WARRANTIES)

     Section 4.1 Use of Proceeds. Clause (a)(ii) of Section 4.16 (Use of Proceeds) shall be amended and restated in its entirety as follows:

                    (ii) to refinance existing Indebtedness to be Paid as more fully set forth on Schedule 4.16 (Use of Proceeds) and, in the case of the Tranche C Loans made on the Tranche C Amendment Effective Date, to refinance the Tranche C Loans made on the Closing Date,

                                   ARTICLE V
                  AMENDMENT TO ARTICLE VI (REPORTING COVENANTS)

     Section 5.1 Quarterly Financial Statements. Subsection 6.1(a) (Financial Statements) shall be amended by replacing the clause "Within 45 days after the end of each Fiscal Quarter" with the clause "Within 45 days after the end of each of the first 3 Fiscal Quarters in each Fiscal Year."

     Section 5.2 Intercompany Loan Balances. Subsection 6.1(f) (Intercompany Loan Balances) shall be amended and restated in its entirety as set forth below:

                    (f) Together with each delivery of any financial statement pursuant to clause (a) or clause (c) above, a summary of the outstanding balance of all Intercompany Term Loans as of the last day of the Fiscal Quarter or Fiscal Year, as the case may be, covered by such financial statement, certified by a Responsible Officer of the Company.

                                   ARTICLE VI
                 AMENDMENT TO ARTICLE VIII (NEGATIVE COVENANTS)

     Section 6.1 Indebtedness.

        (a) Subsection 8.1(e) shall be amended and restated in its entirety as set forth below:

                    (e) Guaranty Obligations incurred by (i) a JD Entity in
               respect of Indebtedness of a Material Loan Party that is permitted by this Section 8.1, (ii) a Material Loan Party in respect of Indebtedness of a JD Entity that is not a Material Loan Party up to a maximum aggregate amount not to exceed the Dollar Equivalent of $100,000,000 at any time and (iii) a JD Entity that is not a Material Loan Party in respect of Indebtedness of another JD Entity that is permitted by this
               Section 8.1;

        (b) Subsection 8.1(h) shall be amended and restated in its entirety as set forth below:

                    (h) Indebtedness of Foreign Subsidiaries of the Company in
               support of working capital needs up to an aggregate amount of the Dollar Equivalent of $150,000,000 at one time outstanding;

        (c) Subsection 8.1(l) shall be amended and restated in its entirety as set forth below:

                    (l) (i) Indebtedness of any Borrower or a Subsidiary of any
               Borrower arising under any performance or surety bond entered into in the ordinary course of business and (ii) Indebtedness of any Domestic Loan Party arising under letters of credit (not issued under this Agreement) entered into in the ordinary course of business, provided that the aggregate undrawn amount plus the aggregate reimbursement obligations under all such letters of credit shall not exceed $10,000,000 at any time;

Section 6.2   Investments.

        (a) Subsection 8.3(a) shall be amended and restated in its entirety as set forth below:

                    (a) (i) Investments existing on the date of this Agreement
               (other than intercompany loans) and disclosed on Schedule 8.3(a)(Existing

          Investments) and Subsidiaries existing on the Closing Date as disclosed on Schedule 4.2 (Ownership of Subsidiaries), and (ii) Investments by way of capital contributions in Wholly Owned Subsidiaries to the extent necessary to (A) properly reflect changes to the Purchase Price (as defined in the Acquisition Agreement) of such Subsidiary, (B) comply with Applicable Law, or (C) avoid potential insolvency of such Subsidiary, provided that no Event of Default shall have occurred and be continuing at the time such Investment is made or would result therefrom.

     (b) Subsection 8.3(e) shall be amended and restated in its entirety as set forth below:

               (e) Investments by way of Intercompany Loans existing on the date of this Agreement and disclosed on Schedule 8.3(e) (Existing Intercompany Loans), and other investments by way of Intercompany Loans, in each case, evidenced by an Intercompany Note made by any Loan Party to any other Loan Party; provided that (i) with respect to Intercompany Loans that remain outstanding for a period in excess of 21 days, the Administrative Agent has a perfected security interest in
          (A) such Intercompany Note and any related Intercompany Guaranties as may be requested by the Administrative Agent and (B) assets of the Intercompany Loan Parties to the extent necessary to maintain compliance by the Borrowers with the provisions of Section 7.11 (Additional Collateral and Guaranties), and (ii) no Event of Default has occurred and is continuing at the time such Investment is made or would result therefrom.

     (c) Subsection 8.3(f) shall be amended and restated in its entirety as set forth below:

               (f) Investments in non-Wholly Owned Subsidiaries (i) existing on the date of this Agreement and disclosed on Schedule 8.3(f) (Existing Loans to Non Wholly Owned Subsidiaries), and (ii) future Investments in non-Wholly Owned Subsidiaries made by way of loans in a maximum aggregate amount not to exceed the Dollar Equivalent of $5,000,000 at any one time outstanding; provided, that in each case such Investment is evidenced by a promissory note in which the Administrative Agent has a perfected security interest and no Event of Default has occurred and is continuing at the time such Investment is made or would result therefrom.

     (d) Subsection 8.3(k) shall be amended and restated in its entirety as set forth below:

               (k) loans or advances made to employees of any Borrower or any of their respective Subsidiaries and Guaranty Obligations of any Borrower or any of their respective Subsidiaries in respect of obligations of employees of any Borrower or any of their respective Subsidiaries, in each case in the ordinary course of business and in an aggregate amount that does not exceed $10,000,000 at any one time outstanding, in each case other than any loans or advances to any director or executive officer (or equivalent thereof) that would be in violation of Section 402 of the United States Sarbanes-Oxley Act of 2002;

     (e) Subsection 8.3(o) shall be amended and restated in its entirety as set forth below:

          (o) Investments by any Borrower or any of their respective Subsidiaries not otherwise permitted hereby; provided, however, that the aggregate outstanding amount of all such Investments shall not exceed the Dollar Equivalent of $20,000,000 at any time.

          (v) Payment of Debt; Modification of Debt Agreements. Clause (a)(v) in
     Section 8.12 (Payment of Debt; Modification of Debt Agreements) shall be amended and restated in its entirety as set forth below:

          (v) the prepayment of any Indebtedness payable to any JD Entity by any other JD Entity; provided that no Loan Party shall make any payment or prepayment of principal of any Intercompany Term Loan other than (A) in connection with any repayment of the Term Facilities pursuant to Section 2.6
        (Repayment of Loans), a permanent reduction of the Revolving
        Credit Commitments pursuant to Section 2.5(b) (Reduction and Termination of Revolving Credit Commitments), in each case, in the aggregate amount equal to such principal repayment or Revolving Credit Commitment reduction or a payment under
        Section 2.9 (Mandatory Prepayments) or (B) pursuant to Section 10.7(a)(iv) (Concerning the Collateral and the Collateral Documents).

     Section 6.3 Cancellation of Indebtedness Owed to It Section 8.16 (Cancellation of Indebtedness Owed to It) shall be amended and restated in its entirety as set forth below:

            Neither Holdings nor the Borrowers shall, or shall permit any of their respective Subsidiaries to, cancel any claim or Indebtedness owed to any of them except in the ordinary course of business consistent with past practice or as permitted by Section 8.12(a) (Payment of Debt; Modification of Debt Agreements) or Section 10.7(a)(iv) (Concerning the Collateral and the Collateral Documents).

                                 ARTICLE VIII
                             AMENDMENTS TO ARTICLE X

     Section 7.1 Concerning the Collateral and the Collateral Documents. Subsection 10.7(a) shall be amended by inserting the following clause (iv) immediately after clause (iii) (and appropriately renumbering each of the subsequent subclauses in Section 10.7(a)):

          (iv) consent to the modification, prepayment, redemption, purchase, defeasance or other satisfaction of any Intercompany Term Note or any Intercompany Revolving Note, provided, that, without the consent of the Requisite Lenders, the Administrative Agent shall not consent to the modification, prepayment, redemption, purchase, defeasance or other satisfaction of any Intercompany Term Note or any Intercompany Revolving Note if, after giving effect to such modification, prepayment, redemption, purchase, defeasance or other satisfaction the net decrease in the aggregate value of all outstanding Intercompany Term Notes since the Amendment No. 1 Effective Date exceeds $10,000,000.

                                  ARTICLE VIII
                     AMENDMENT TO ARTICLE XI (MISCELLANEOUS)

     Section 8.1 Submission to Jurisdiction; Service of Process. Section 11.12(d) (Submission to Jurisdiction; Service of Process.) shall be amended by inserting the words ", Canadian Dollars" immediately after the word "Dollars" wherever it appears within such Section.

     Section 8.2 Section 11.19 Confidentiality. Subsection 11.19
(Confidentiality) shall be amended and restated in its entirety as set forth below:

          Neither the Lenders, the Issuers nor any of the Agents may disclose to any Person any confidential, proprietary or non-public information of any JD Entity either furnished to the Lenders, the Issuers or the Agents by any JD Entity (such information being referred to collectively herein as the "Company Information"), except that each of the Lenders, the Issuers and the Agents may disclose Company Information (i) to its and its Affiliates' employees, officers, directors, agents and advisors that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Company Information and instructed to keep such Company Information confidential on substantially the same terms as provided herein), (ii) to the extent requested by bank regulators, auditors or rating agencies, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) if reasonably necessary in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 11.19, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (vii) to the extent such Company Information (A) is or becomes generally available to the public on a non-confidential basis other than as a result of a breach of this Section 11.19, by such Agent or such Lender or such Issuer, or (B) is or becomes available to such Agent or such Lender or such Issuer on a non-confidential basis from a source other than a JD Entity or another party to this Agreement and (viii) with the prior written consent of Holdings or a Borrower. No JD Entity may disclose to any Person the amount or terms of any fees payable to any of the Agents or any Lender or any Issuer (such information being collectively referred to herein as the "Facility Information"), except that any JD Entity may disclose the Facility Information (i) to its and its respective Affiliates' employees, officers, directors, agents and advisors who have a need to know the Facility Information in connection with this Agreement and the transactions contemplated hereby or (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or if reasonably necessary in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. Notwithstanding any other provision in this Agreement, all parties hereto hereby agree that each party (and each of their respective employees, representatives and agents and each of the officers, directors, employees, accountants, attorneys and other advisors of any of them) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Facilities and the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to any of them relating to such tax treatment and tax structure.

                                   ARTICLE IX
                             AMENDMENT TO SCHEDULE I

     Section 9.1 Schedule I (Commitments). The column titled "Tranche C Commitments ($)" on Schedule I (Commitments) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule I hereto.

                                    ARTICLE X
                                     CONSENT

     Section 10.1 Intercompany Notes. Each of the Lenders party hereto hereby consent to the modification, redemption, or other satisfaction of each outstanding Intercompany Note set forth on Schedule A hereto in the amount set forth on Schedule A hereto and hereby waive compliance with in Section 8.12(a)(v) (Payment of Debt; Modification of Debt Agreements) and Section 8.16 (Cancellation of Indebtedness Owed to It) of the Credit Agreement solely in connection therewith.

     Section 10.2 Amendments to Collateral Documents. Each of the Lenders party hereto hereby consents to the Administrative Agent and the applicable Loan Party entering into any amendment to any Collateral Document to the extent such amendment may be necessary or reasonably advisable in order to conform the terms of such Collateral Document to the terms of the Credit Agreement or to otherwise maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents.

                                   ARTICLE XI
       CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT NO. 1.

     Section 11.1 General Effectiveness. This Amendment No. 1 shall become effective (other than with respect to Section 2.1 (Applicable Margin) and the Tranche C Amendments) as of the above referenced date (the "Amendment Effective Date"), on the date each of the following conditions precedent is satisfied or duly waived by the Requisite Lenders:

          (a) Documentation. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

               (i) this Amendment No. 1 executed by the Borrowers and Holdings;

               (ii) the Consent and Agreement in the form attached hereto as Exhibit A, executed by each of the Guarantors;

               (iii) Acknowledgment and Consents, in the form set forth hereto as Exhibit B (each, a "Lender Consent"), executed by the Lenders constituting the Requisite Lenders;

               (iv) a certificate of a Responsible Officer of each Borrower certifying that both before and after giving effect to this Amendment No. 1:

                    (A) the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties shall have been true and correct in all material respects as of such earlier date and except that the representations and warranties made in
                    Section 4.12 (Environmental Matters) of the Credit Agreement shall be true and correct in all material respects except for any exceptions thereto that would not be reasonably expected to result in Environmental Liabilities and Costs that would have a Material Adverse Effect; and

                    (B) no Default or Event of Default shall have occurred and be continuing.

               (v) a favorable opinion of counsel to the Loan Parties in form and substance satisfactory to the Administrative Agent, in each case addressed to the Administrative Agent and the Lenders and addressing such matters as any Lender through the Administrative Agent may reasonably request but in any event including an opinion that the consummation of the transactions contemplated by this Amendment do not conflict with any material Contractual Obligations of the Domestic Loan Parties; and

               (vi) such additional documentation as the Administrative Agent may reasonably require.

     (b) Fees and Expenses. The Borrowers have paid to the Administrative Agent:

               (i) on behalf of each Lender approving this Amendment No. 1, on or prior to 6:00 pm on August 6, 2003, an amendment fee equal to one tenth of one percent (0.10%) of the aggregate amount of such Lender's Commitments, and each other fee payable in connection with this Amendment; and

               (ii) all outstanding costs and expenses of the Administrative Agent, including the reasonable fees, expenses and disbursements of all legal counsel for the Administrative Agent.

     (c) Deposit Accounts. The Borrowers shall have delivered to the Administrative Agent a perfected first priority security interest (subject to liens permitted to exist pursuant to Section 8.2

(Liens, Etc.) of the Credit Agreement) in the Concentration Accounts, the Material Securities Accounts, and securities entitlements of the Material Loan Parties and all futures commission agents and clearing houses with respect to all commodities contracts and commodities accounts held by any Material Loan Party as required by Subsection 7.17(a) (Deposit Accounts; Securities Accounts) of the Credit Agreement, unless otherwise consented to by the Administrative Agent.

     Section 11.2 Effectiveness of Section 2.1 (Applicable Margin) and Tranche C Amendments.

           (a) Section 2.1 (Applicable Margin) of this Amendment No. 1 shall become effective:

               (i) with respect to each Tranche A Lender, on the date the Administrative Agent has received an executed Lender Consent from each Tranche A Lender;

               (ii) with respect to each Tranche B Dollar Lender, on the date the Administrative Agent has received an executed Lender Consent from each Tranche B Dollar Lender;

               (iii) with respect to each Tranche B Euro Lender, on the date the Administrative Agent has received an executed Lender Consent from each Tranche B Euro Lender;

               (iv) with respect to each Tranche C Lender, on the date the Administrative Agent has received an executed Lender Consent from each Tranche C Lender;

               (v) with respect to each Dollar/Euro Revolving Credit Lender, on the date the Administrative Agent has received an executed Lender Consent from each Dollar/Euro Revolving Credit Lender; and

               (vi) with respect to each Yen Revolving Credit Lender, on the date the Administrative Agent has received an executed Lender Consent from each Yen Revolving Credit Lender;

provided, however, that in each case, the applicable portion of Section 2.1 (Applicable Margin) shall not become effective prior to the Amendment No. 1 Effective Date; and

           (b) The Tranche C Amendments shall become effective on the fifth Business Day (or such later date as consented to by the Administrative Agent and the Canadian Borrower) after the Administrative Agent has received an executed Lender Consent from each Tranche C Lender; provided, however, that the Tranche C Amendments shall not become effective prior to (i) the fifth Business Day after the Amendment Effective Date and (ii) the date on which the Canadian Borrower shall have repaid in full the principal amount of the Tranche C Term Loans.

                                   ARTICLE XII
                                  MISCELLANEOUS

     Section 12.1 Subsidiary Guarantors. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof the Consent and Agreement in the form attached hereto as Exhibit A sets forth the true and correct name of each Subsidiary Guarantor.

     Section 12.2 Reference to and Effect on the Loan Documents.

          (a) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and all obligations and liabilities of the Loan Parties thereunder shall remain in full force and effect and each of which is hereby reaffirmed.

          (b) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender, any Issuer, or the Administrative Agent under the Credit Agreement or any of the Loan Documents nor constitute an amendment of any provision of the Credit Agreement or any of the Loan Documents.

          (c) This Amendment No. 1 is a Loan Document.

     Section 12.3 Costs and Expenses. The Borrowers agree to pay on demand in accordance with the terms of Section 11.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 1, and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP and other counsel for the Administrative Agent with respect thereto.

     Section 12.4 Titles. The Section titles contained in this Amendment No. 1 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     Section 12.5 Execution in Counterparts. This Amendment No. 1 may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     Section 12.6 Notices. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

     Section 12.7 Severability. If any term or provision set forth in this Amendment No. 1 shall be invalid or unenforceable, the remainder of this Amendment No. 1, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

     Section 12.8 Successors. The terms of this Amendment No. 1 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

     Section 12.9 Governing Law. This Amendment No. 1 shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed on the date set forth above.



                               JOHNSONDIVERSEY, INC.,
                               as Borrower

                               By:  /S/ MICHAEL J. BAILEY
                                   ------------------------------------------
                                   Name: Michael J. Bailey
                                   Title: Executive Vice President & CFO

                               JOHNSONDIVERSEY CANADA, INC.,
                               as Borrower

                               By:  /S/ JAI SHAH
                                   ------------------------------------------
                                   Name: Jai Shah
                                   Title: Treasurer

                               JOHNSONDIVERSEY NETHERLANDS II B.V.,
                               as Borrowers

                               By:  /S/ LUIS MACHADO
                                   ------------------------------------------
                                   Name: Luis Machado
                                   Title:   Managing Director

                               JOHNSON PROFESSIONAL CO., LTD.
                               as Borrowers

                               By:  /S/ MORIO NISHIKAWA
                                   ------------------------------------------
                                   Name: Morio Nishikawa
                                   Title:   Regional President Japan

                               JOHNSONDIVERSEY HOLDINGS, INC.,
                               as Holdings

                               By:  /S/ MICHAEL J. BAILEY
                                   ------------------------------------------
                                   Name: Michael J. Bailey
                                   Title:   President

                               CITICORP USA INC.,
                               as Administrative Agent

                               By:  /S/ MILES KASSIN
                                   ------------------------------------------

                               Name:  Miles Kassin
                               Title:    Vice President

                                   SCHEDULE A

       Changes to Intercompany Term Notes: The following is a list of the Intercompany Term Notes that require revision in connection with Purchase
                      Price Adjustments or other changes.



                                                     Proposed                Proposed       Revised
                                    Original Loan     Change                  Change         Note
                           Currency     Amount         USD        RATE(1) Local Currency     Value
------------------------------------------------------------------------------------------------------
Australia                     AUD    $17,128,858    $2,406,200     0.539    $4,460,882     $21,589,740
Austria                       EUR     20,092,154    (5,146,000)    0.880    (5,849,057)     14,243,097
Auto C-LLC                    USD     35,260,000   (35,260,000)    1.000   (35,260,000)              0
Belgium                       EUR     32,068,651   (10,028,498)    0.880   (11,398,611)     20,670,040
Czech Republic                CZK    173,466,703    (2,315,836)   34.693   (80,343,993)     93,122,710
Egypt                         EGP     25,686,011    (3,169,050)    4.630   (14,673,315)     11,012,696
Finnish Branch                EUR     23,626,961    (1,819,392)    0.880    (2,067,961)     21,559,000
France                        EUR     96,925,437    (6,021,219)    0.880    (6,843,850)     90,081,587
Germany                       EUR     33,263,241   (29,264,999)    0.880   (33,263,241)              0
Hungary                       HUF  3,074,241,078     1,161,336   277.802   322,621,200   3,396,862,278
JohnsonDiversey Europe BV     EUR    357,508,000   (19,471,864)    0.880   (22,132,148)    335,375,852
Kenya                         KES    271,152,900    (2,000,000)   78.300  (156,600,000)    114,552,900
Netherlands                   EUR    116,548,743    (2,438,806)    0.880    (2,772,000)    113,776,743
Philippines                   PHP    143,330,252    (2,846,000)   50.362  (143,330,252)              0
Sweden                        SEK    214,245,293    (5,017,940)   10.556   (52,969,553)    161,275,740
Switzerland                   CHF    145,069,918    (8,996,919)    1.654   (14,876,927)    130,192,991
Taiwan                        NTD    124,906,572     1,282,401    34.077    43,700,379     168,606,951
Thailand                      THB    383,397,630     1,486,591    43.198    64,217,271     447,614,901
------------------------------------------------------------------------------------------------------

(1) As of May 2002.

                                   SCHEDULE I

                              TRANCHE C COMMITMENTS

--------------------------------------------------------------------------------
                                                           Tranche C Commitments
                                                                   (CA$)
--------------------------------------------------------------------------------
Citicorp USA, Inc.                                             10,272,198.58
--------------------------------------------------------------------------------
Goldman Sachs Credit Partners L.P.                                  n/a
--------------------------------------------------------------------------------
Bank One, NA                                                        n/a
--------------------------------------------------------------------------------
ABN AMRO Bank                                                  10,015,393.63
--------------------------------------------------------------------------------
The Royal Bank of Scotland plc                                      n/a
--------------------------------------------------------------------------------
General Electric Capital Corporation                                n/a
--------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.                                       n/a
--------------------------------------------------------------------------------
BNP Paribas                                                    10,272,198.58
--------------------------------------------------------------------------------
Lloyds Bank                                                         n/a
--------------------------------------------------------------------------------
Rabobank                                                            n/a
--------------------------------------------------------------------------------
ING Bank                                                            n/a
--------------------------------------------------------------------------------
KBC Bank N.V.                                                       n/a
--------------------------------------------------------------------------------
Mizuho Corporate Bank                                               n/a
--------------------------------------------------------------------------------
The Bank of New York                                                n/a
--------------------------------------------------------------------------------
Harbourmaster Loan Corporation                                      n/a
--------------------------------------------------------------------------------
The Prudential Assurance Company Limited                            n/a
--------------------------------------------------------------------------------
Panther CDO II BV                                                   n/a
--------------------------------------------------------------------------------
TOTAL                                                         $30,559,790.79
--------------------------------------------------------------------------------


                                AMENDMENT NO. 1

                                    EXHIBIT A

                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 1 and agrees that the terms of this Amendment No. 1 shall not affect in any way its obligations and liabilities under any Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                               U.S. GUARANTORS
                               Johnson Polymer, LLC


                               By:
                                   ------------------------------------------
                               Name: Joanne Brandes
                               Title: Vice President

                               Chemical Methods Associates, Inc.
                               Chemical Methods Leasco, Inc.


                               By:
                                   ------------------------------------------
                               Name: David Quast
                               Title: Secretary

                               Integrated Sanitation Management, Inc.
                               Johnson Diversey Puerto Rico, Inc.
                               Johnson Diversey Shareholdings, Inc.
                               Johnson Diversey Subsidiary #1 LLC
                               JD Real Estate Subsidiary, LLC
                               Johnson Wax Diversey Shareholdings, Inc.
                               Professional Shareholdings, Inc.
                               The Butcher Company


                               By:
                                   ------------------------------------------
                               Name: Luis F. Machado
                               Title: Vice President

                               NexGen Floor Care Solutions Company, LLC


                               By:
                                   ------------------------------------------
                               Name: Luis F. Machado
                               Title: Secretary

                               JDI CEE, Inc


                               By:
                                   ------------------------------------------
                               Name: Luis F. Machado


                     GUARANTORS' CONSENT TO AMENDMENT NO. 1

                               Title: Treasurer

                               Prism Sanitation Management, LLC
                               DuBois International, Inc.
                               US Chemical Corporation

                               By:__________________________
                               Name: Luis F. Machado
                               Title: Assistant Secretary

                               Whitmire Micro-Gen Research Laboratories, Inc. JWPR Corporation

                               By:
                                   ------------------------------------------
                               Name: Francisco Sanchez
                               Title: Vice President

                               Auto-C, LLC
                               JWP Investments, Inc.

                               By:
                                   ------------------------------------------
                               Name: Jeffrey Haufschild
                               Title: Assistant Treasurer

                               NON U.S.GUARANTORS:

                               Argentina:
                               JohnsonDiversey de Argentina

                               By:
                                   ------------------------------------------
                               Name: Pedro Chidichimo
                               Title: Managing Director

                               Australia:
                               JohnsonDiversey Australia Pty. Limited
                               Johnson Wax Professional Australia Pty. Ltd.

                               New Zealand:
                               JohnsonDiversey New Zealand Limited

                               By:
                                   ------------------------------------------
                               Name: Michael Shea

                               Title: Regional Finance Director/ Australia & New Zealand

                               Brazil:

                            DiverseyLever Brasil Ltda.

                            By:______________________
                            Name: Adib Fadel
                            Title: Managing Director

                            France:
                            Johnson Professional Holdings S.A.S.
                            JohnsonDiversey (France) S.A.S.

                            By:______________________
                            Name: Javier Mejias
                            Title: Managing Director

                            Germany:
                            DuBois Chemie GmbH
                            JohnsonDiversey Deutschland Management GmbH
                            JohnsonDiversey Deautschland GmbH & Co OHG


                            By:______________________
                            Name: Herwarth Brune
                            Title: Managing Director

                            Hungary:
                            JohnsonDiversey Acting Off-shore Capital Management Limited Liability Company

                            By:______________________
                            Name: Ildiko Berencsi
                            Title: Managing Director

                            Japan:
                            Diversey Co. Ltd.

                            Johnson Professional Co. Ltd.
                            JohnsonDiversey Co., Ltd.
                            Teepol, Ltd.

                            By:______________________
                            Name: Morio Nishikawa
                            Title: Regional President Japan

                            Netherlands:
                            JohnsonDiversey B.V.
                            Johnson Diversey Europe B.V.

                               By:______________________
                               Name: Craig Donaldson
                               Title: Director

                               Netherlands:
                               Diversey IP International B.V.

                               By:______________________
                               Name: Warren Bovee
                               Title: Managing Director

                               Netherlands:
                               JohnsonPolymer B.V.

                               By:______________________
                               Name: Jaap Wierink
                               Title: Managing Director

                               Spain:
                               JohnsonDiversey Espana S.L.

                               By:______________________
                               Name: Guillermo Lopez
                               Title: Managing Director

                               Canada:
                               JohnsonDiversey Canada, Inc.

                               Turkey:
                               Kimya Sanayi ve Ticaret A.S.

                               By:______________________
                               Name: David Quast

                               Title: Director

                               United Kingdom:
                               Diversey (Europe) Limited
                               Diversey (UK) Limited
                               JohnsonDiversey UK Holdings, Ltd.
                               JohnsonDiversey UK Ltd.
                               Lever Industrial Limited


                               By:______________________
                               Name: Emma Dobson
                               Title: Finance Director

                               United Kingdom:
                               JohnsonDiversey Equipment Limited

                               By:______________________
                               Name: Ken Bird
                               Title: Managing Director

                               Hungary:
                               JohnsonDiversey Hungary Ltd.

                               Netherlands:
                               JohnsonDiversey Holdings II B.V.
                               By:______________________
                               Name: Luis Machado
                               Title: Managing Director

                               Italy:
                               JohnsonDiversey S.p.A.

                               Mexico:
                               JohnsonDiversey Mexico, S.A. de C.V.

                               Netherlands:
                               Johnson Wax Professional B.V.

                               Portugal:
                               JohnsonDiversey Portugal S.A.
                               S.C. Johnson Professional Productos Quimicos Lda.


                               By:______________________
                               Name: Luis Machado
                               Title: Director

                                    EXHIBIT B

                           ACKNOWLEDGEMENT AND CONSENT

To:      Citicorp USA, Inc.
         c/o Citicorp North America, Inc.
         Sears Tower
         233 South Wacker Drive
         86th Floor
         Chicago, IL 60606
         Attention Mr. Richard Levin:


          RE: JOHNSONDIVERSEY, INC.

          Reference is made to the Credit Agreement, dated as of May 3, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among JohnsonDiversey, Inc., a Delaware corporation, JohnsonDiversey Canada, Inc., an Ontario corporation, Johnson Diversey Holdings II B.V., a Dutch corporation, and Johnson Professional Co., Ltd, a Japanese corporation, JohnsonDiversey Holdings, Inc., a Delaware corporation, the Lenders (as defined therein), the Issuers (as defined therein), Citicorp USA, Inc., as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the "Administrative Agent"), Goldman Sachs Credit Partners L.P., as syndication agent for the Lenders and the Issuers and ABN Amro Bank N.A., Bank One N.A., Royal Bank of Scotland plc, New York Branch, and General Electric Capital Corporation as co-documentation agents for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          The Borrowers have requested that the Lenders consent to an Amendment to the Credit Agreement on the terms described in Amendment No. 1 to the Credit Agreement ("Amendment No. 1"), the form of which is attached hereto.

          Pursuant to Section 11.1(a) of the Credit Agreement, the undersigned Lender hereby consents to the terms of Amendment No. 1 and authorizes the Administrative Agent to execute and deliver Amendment No. 1 on its behalf.

                                Very truly yours,

                                ---------------------------
                                (NAME OF LENDER)

                                By:
                                   ------------------------
                                   Name:
                                   Title:

Dated as of July __, 2003

                          Acknowledgement And Consent